Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Hunt Global Resources, Inc. for the quarter ended September 30, 2011, I, Michael P. Horne, the Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such Quarterly Report on Form 10-Q of Hunt Global Resources, Inc. for the quarter ended September 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such Quarterly Report on Form 10-Q of Hunt Global Resources, Inc. for the quarter ended September 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Hunt Global Resources, Inc.

Date: November 14, 2011 /s/ Michael P. Horne Michael P. Horne, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.